                                                                    EXHIBIT 10.2

                                SERVICE AGREEMENT

                                 BY AND BETWEEN


                            GOL - TRANSPORTES AEREOS
                                      S.A.


                                       AND


                            VEM - VARIG
                            ENGENHARIA E MANUTENCAO
                            S.A.

                                TABLE OF CONTENTS

1.   INTRODUCTION
2.   PURPOSES
3.   APPLICABILITY
4.   MATERIALS
5.   SERVICES
6.   STANDARDS OF THE SERVICES
7.   TERMS AND CONDITIONS
8.   ACTS OF GOD
9.   PRICE AND PAYMENT CONDITIONS
10.  LIABILITIES
11.  RESPONSIBILITIES
12.  INSURANCE
13.  MISCELLANEOUS

THIS AGREEMENT, dated February 24th, 2003, is entered into by and between VEM - VARIG ENGENHARIA E MANUTENCAO, a company organized and existing under the laws of the Federative Republic of Brazil, with main offices in the City of Rio de Janeiro, RJ, at Estrada das Canarias, 1862, Predio 2, Bloco C, Ilha do Governador, CEP 21941-480, registered with the Corporate Taxpayers' Roll ("CNPJ/MF") under n(degree) 04.775.827/0001-28, hereinafter referred to as "VEM" and GOL - TRANSPORTES AEREOS S.A., a Brazilian company that is the concessionaire of a public service of air navigation, with main offices in Sao Paulo, SP, at Avenida Pedro Bueno, 1757, Jardim Aeroporto, CEP 04342-011, registered with the Corporate Taxpayers' Roll ("CNPJ/MF") under n(degree) 04.020.028/0005-75, represented herein as provided for under its By-Laws, hereinafter simply referred to as "GOL".

1.    INTRODUCTION

      1.1. VEM keeps and operates aeronautical maintenance facilities homologated by the Department of Civil Aviation ("DAC"), FAA, JAA and other foreign aeronautical authorities, providing Services of maintenance, overhaul, modification and tests of aircraft, accessories and portions, and is willing and able to render maintenance Services for GOL.

      1.2. GOL, an airline company, homologated by the Department of Civil Aviation ("DAC") wishes to hire VEM to perform the maintenance services of its aircraft and portions thereof.

2.    PURPOSES

      10.1. The purpose of this agreement is to provide a cover for the rendering of technical and maintenance services to be performed by VEM in the aircraft operated by GOL including, but without limitation the services in aircraft, rent of components, special services, special projects and technical assistance.

      10.2. GOL shall deliver the scope of the services to VEM that shall perform in its facilities the Maintenance Services of the aircraft and portions thereof in compliance and in accordance with the requirements of the aeronautical authorities.

3.    APPLICABILITY

      This maintenance agreement shall apply to the aircraft B737-700/-800 and parts thereof, which are commercially operated by GOL. In case GOL incorporates to its fleet aircraft of any model that is different from the ones used as of the date of validity of this agreement, VEM shall use its best efforts to comply with the requirements of GOL in the maintenance of these new models.

4.    MATERIALS

      VEM shall be responsible for the supply to GOL of the materials that are necessary for the performance of the Services. However, at its discretion, GOL may also supply the materials for the services.

5.    SERVICES

      10.1. SERVICES IN AIRCRAFT - All the services of scheduled maintenance and / or extraordinary maintenance of the aircraft shall be performed by VEM to GOL, provided that VEM possesses all the technical capability to perform them and availability of space in its facilities located in the cities of Rio de Janeiro or Porto Alegre.

      10.2. SPECIAL SERVICES - All the services not related to the routine preventive and corrective maintenance (the "Special Services"), such as the standardization of aircrafts and its interiors to operate in the GOL fleet, preparation of aircraft to return to the lessors, alterations of configuration, etc.

      10.3. SPECIAL PROJECTS - Comprise all the engineering projects requested by GOL (the "Special Projects"), such as projects for the new configuration of interiors, projects for the installation of assorted equipment and on board communications, etc.

6.    STANDARDS OF THE SERVICES

      The Services performed by VEM in the aircraft, accessories, and parts of the GOL fleet, shall be in accordance with the applicable aeronautical regulations, as well as with the good aeronautical technique, the recommendations of the manufacturers of the aircraft, parts, and manuals thereof.

7.    TERMS AND CONDITIONS

      This agreement shall be valid for a year, at the end of which, it shall be automatically renewed for an equal period, successively, unless one of the parties notifies to the other, within a term of at least ninety (90) days before the end of the agreement, about its intent not to renew it.

8.    ACTS OF GOD

      Acts of God or Force Majeure (under the terms of Article 1058 of the Brazilian Civil Code) occurred to one of the parties extend for the effective term of their duration the terms for the fulfillment of the contractual obligations, provided that such acts are proven to affect the fulfillment of the agreement, such as:

      I.    Strike of the employees;

      II.   Interruption of the public means of transportation;

      III.  Public calamity, so decreed by the competent Public Authorities;

      IV. Shortage of raw materials, components or materials on the part of the sub contractors, GOL and / or suppliers of VEM.

      V. Accidents in the Services that damage the parts already performed or equipment in use, in a proven manner without any fault or malice from VEM.

9.    PRICE AND PAYMENT CONDITIONS

      10.1. PRICES

      A - LABOR:

      For the labor to be applied in the services, VEM shall charge GOL the following unitary prices for the man hour:

      - Normal man hour for hangar technicians...............   US$ *

      - Normal man hour for workshop technicians.............   US$ *

      - Normal man hour for Engineering......................   US$ *

      NOTE: Extraordinary hours shall have an accretion of *% (*%) in relation to the normal hours and shall only be performed by express authorization from GOL.

      B - MATERIALS:

      The materials to be applied in the services of the aircraft, accessories, and parts thereof shall be charged based on the list price paid by VEM accreted of a handling fee of * percent (*%), in this amount shall be included the taxes, transportation and customs release.

      The loaning of components shall be charged reciprocally in accordance with the rate of * (*%) of the listed price per day.

      C - SUBCONTRACTING:

      For the performance of the services of Recovery of Components, for which VEM is not yet qualified to perform, VEM may, by request and with the express authorization from GOL, send the component to perform the service in a qualified third party workshop.

      10.2. PAYMENT CONDITIONS

      A - INVOICING:

      The total price shall be calculated in United States (USA) Dollars and shall be in accordance with the prices defined under item 9.1, and these shall be translated into Brazilian Reais at the commercial exchange rate in force on the date of the issuance of the invoice. To the calculated amount shall accreted the taxes and charges which come to fall upon the services hereby contracted, in compliance with the legislation in force on the date of the payment.

      B - CONDITIONS AND PLACE OF PAYMENT:

      - CONDITIONS:

      The amount for the labor, materials and others, calculated by the services performed, shall be paid by GOL to VEM, within the maximum term of thirty
      (30) days after the date of issuance of the invoice. The payment conditions may be altered in accordance with the provisions under Attachment "III".

      - PLACE OF PAYMENT:

      The payment shall be effected by means of a deposit in the checking account, or by a bank transfer for the following account:

      Bank: BRADESCO

      Account Number: *

      Checking Account: *

      Branch: *

      To the credit of: VEM-VARIG ENGENHARIA E MANUTENCAO S.A.

      C - DELAYED PAYMENT:

      Any payment which is not performed as of the date stipulated above, or in accordance with the provisions under Attachment "III", shall suffer an accretion of indexation according to the variation of the Consumer's Price Index and a penalty for the amount equivalent to 1.5% per month, or the highest amount that is permitted by the legislation, applying in this case whichever is smaller.

10.   LIABILITIES

      10.1. ON THE PART OF VEM:

            10.1.1 - Supplying all the labor, materials, parts and technical services that are necessary for the:

            I. Maintenance of the aircraft belonging to GOL in airworthiness condition, in compliance of the Airworthiness Guidelines issued by the Department of Civil Aviation - DAC or aeronautical authorities of the countries that are the holders of the certificates of homologation of the aircraft operated by GOL.

            II. Performance of the services of incorporations of modifications proposed by the manufacturers of aircraft, and parts thereof.

            III. Performance in the aircraft and parts thereof the services defined by GOL, in accordance with the maintenance program that is applicable and which is approved by the aeronautical authorities.

            IV. Maintain a copy of the maintenance records of the aircraft and parts thereof as required by the DAC.

            V. Employ its best efforts to keep the aircraft of the GOL fleet in accordance with a technical standard that is compatible with other international operators of the same size and reputation.

            10.1.2 - For general overhauls, repairs, tests in components for which VEM is not qualified, VEM may manage the sending thereof to homologated / qualified workshops for the performance of these services;

            10.1.3 - Manage with the operational area of GOL the stops of the aircraft for Services scheduled maintenance so as to make the spaces available in the maintenance line for the performance of the services;

            10.1.4 - Make all efforts, when requested by GOL to do so, towards the release of the aircraft in the shortest time interval that is feasible, the aircraft that is grounded due to technical reasons;

            10.1.5 - VEM shall furnish all of the technical documents in connection with the Services performed in the aircraft belonging to GOL and parts thereof in accordance with the requirements of the aeronautical authorities.

      10.2. ON THE PART OF GOL:

            10.2.1 - Granting the access to the aircraft and to the technical records of the fleet to the authorized personnel of VEM;

            10.2.2 - Providing VEM, whenever requested to do so, an updated copy of the Maintenance manuals, Electrical Diagrams, Part Catalogues and other technical documents required by the services and by aeronautical authorities;

            10.2.3 - Coordinating with VEM all the schedules for the stops of the aircraft that provide the best conditions that are possible for the performance of the Services, within the planning of the use of the hangars.

      10.3. WARRANTIES

      VEM warrants the perfect performance of the services and the good workmanship of the labor employed and the materials purchased by it, undertaking to repair, in its own facilities, and without any charge to GOL, the defects resulting only from the labor employed in the service. This period of warranty shall be of one thousand (1,000) flight hours or six (6) months, whichever happens first and is subject to the receipt, by VEM of a communication from GOL within forty eight (48) hours by any written form about the deficiency of the service, with a description of the failure occurred and of the acknowledgement by VEM of such failure, this period of warranty to be counted from the date of the receipt, by GOL, of the service contracted and performed in accordance with this agreement.

      The liability of VEM under this term of warranty is limited to the performance of the service, without any cost to GOL, only to correct the mentioned defect, the corrective measures being of the exclusive competence of VEM.

      The warranty established in the preceding item, about liabilities and responsibility on the part of VEM is subject to the waiver on the part of GOL of each and any other means of warranty, obligation or civil liability on the part of VEM, its Directors, employees, representatives and / or agents.

      VEM shall perform, at its own discretion, the correction services dealt with under this clause, in its workshops, or it shall indicate a homologated workshop for its performance. There shall be no reimbursement of expenses without their written approval by VEM.

      The warranties hereby agreed to shall cover the labor defects only and exclude any consequential damage.

11.   RESPONSIBILITIES

      11.1. The responsibility of VEM shall be limited to the performance of services, and it shall not extend to any eventual consequences or accidents that involve personnel or materials belonging to GOL, no responsibility being incumbent upon VEM, still, for the undue use, on the part of GOL, of the Aircraft, its Engines, and Parts, as well as for any use beyond the limits of time or of use normally established by the competent authorities.

      11.2. GOL shall be responsible for any damages or losses caused to VEM in connection with the performance of the services foreseen under this Agreement, resulting from acts practiced by GOL or by its representatives.

      11.3. GOL undertakes full and exclusive responsibility for every and any risks to which its representatives are subject during their activities before VEM, for the purposes of this Agreement, GOL obliging itself to hire, at its own expenses, the insurance necessary to cover all of the said risks.

12.   INSURANCE

      GOL undertakes to maintain in full force, at its own cost and expenses, the following Insurance coverage for the following amounts and as specified below, in a manner and by means of terms and conditions that are satisfactory to VEM:

            I. Aeronautical Comprehensive Civil Liability Insurance - ("Comprehensive Airline Liability Insurance") including but not being limited to Legal liability before Third Parties, Third parties in the Ground, Passengers, Luggage and Cargo, Contractual Civil Liability, including coverage against Risks of War and Related Ones in accordance with the English Clause AV.52, or its equivalent, with a Combined Single limit (Personal Damages / Material Damages) for not less that six hundred million of United States Dollars (US$ 600,000,000.00) per occurrence.

            II. Hull Insurance against All Risks ("Hull All Risks") - and Insurance of Parts, and Spare Engines during the performance of the services at facilities belonging to VEM or under its control or while in transit between the facilities belonging to GOL and to VEM;

            III. Hull Insurance, Risks of War ("Hull War Risks") including Parts, and Spare Engines;

            IV. Each one of the Insurance Coverage described above shall contain the Clause of Exclusion of Sub Rogation of Rights in favor of VEM. All of the Civil Liability insurance coverage described above shall (i) contain a standard "Cross Liability" clause and (ii) include VEM, its directors, employees, agents and representatives as additional Insured parties.

            V. VEM reserves itself the right to reject the receipt of Aircraft, Parts and / or Spare Engines belonging to GOL until it presents a Certificate of Insurance issued by its respective Insurers evidencing the conditions required above, in a manner that they are reasonably approved by VEM and, upon being requested to do so, GOL shall submit to VEM proof that the respective Insurance Premiums have been duly liquidated. GOL shall be responsible for any Deductible sums that shall be applied and are comprised by the Insurance Coverage required by this Agreement.

      12.1. VEM, whenever requested to do so by GOL, shall submit proof that all the activities and/ or performance of the services foreseen herein, are duly insured in an insurance policy of its own.

13.   MISCELLANEOUS

      13.1. VEM shall allow the visit by representatives of GOL to follow up the development of the Services. Such technical representative of GOL shall represent the interests of GOL in this agreement.

      13.2. It shall be of the responsibility of GOL the payment of any taxes or charges that fall upon the Services agreed to.

      13.3. The transportation of the aircraft up to the facilities belonging to VEM, where the Services shall be performed, as well as the transfer and experimentation flights shall be of the absolute responsibility and cost of GOL.

      13.4. The parties hereby elect the COURT of the city of Rio de Janeiro to settle any doubts arising out, in the whole or part, of this agreement.

      13.5. The communications by fax, telex, letter, e-mail or any other type of written communication between the parties to this agreement shall be effected to the following addresses:

            "VEM" - VARIG ENGENHARIA E MANUTENCAO S/A

            Gerencia de Vendas America Latina
            Rua Augusto Severo, 851 - Predio 2 - CEP 90240-480
            Bairro Sao Joao - Porto Alegre - RS - Brazil

            Telephone: (5551) 3358-7258
            Fax:       (5551) 3358-7004
            E-mail: <leonildo.plettes@varig.com>

            and

            "GOL" - TRANSPORTE AEREOS S/A.
            Avenida Pedro Bueno, 1757 - CEP 04342-011
            Jardim Aeroporto - Sao Paulo - SP - Brazil
            Telephone: (5551) 5034-5600
            Fax:       (5551) 5034-5774
            E-mail: <femendes@golnaweb.com.br>

IN WITNESS WHEREOF, the parties execute this instrument herein, in two (02) counterparts of the same tenor and form, in the presence of the undersigned witnesses.

"GOL" - TRANSPORTE AEREOS S/A.        "VEM" - VARIG ENGENHARIA E MANUTENCAO S/A

Signed: /s/ Constantino de Oliveira   Signed: /s/ Luiz Alberto Dias Correa

Name: Constantino de Oliveira         Name: Luiz Alberto Dias Correa
Junior

Position: President                   Position: General Marketing and Sales
                                                Manager

Name: [blank]                         Name: [blank]

Position: [blank]                     Position: [blank]


Witnesses:

Signed: /s/ Francisco E. C. Mendes    Signed: [illegible signature]

Name: Francisco E. C. Mendes          Name: [illegible]

Position: Maintenance Director        Position: [illegible]

                          PROPOSAL FOR THE RENDERING OF

                      MAINTENANCE SERVICES FOR THE AIRCRAFT

                                  B737-700/-800

                                       OF

                          GOL - TRANSPORTES AEREOS S.A.

                                    YEAR 2003

                                               PORTO ALEGRE, NOVEMBER 20TH, 2002

PROPOSAL CONTENTS

1.      PRICE

        1.1.    SERVICES AT A FIXED PRICE FOR THE LABOR

        1.2.    ADDITIONAL SERVICES

        1.3.    PRICES FOR THE LABOR AND FOR THE MATERIALS

                A -      LABOR

                B -      MATERIALS

                C -      SUBCONTRACTING

        2.      DATE AND TERMS FOR THE PERFORMANCE OF THE SERVICES

        3.      SITE FOR THE PERFORMANCE OF THE SERVICES

        4.      PAYMENT CONDITIONS, MANNER, AND PLACE

                4.1.     CONDITIONS FOR THE PAYMENT

                4.2.     FORM OF THE PAYMENT

                4.3.     LOCATION OF THE PAYMENT

                4.4.     DELAYED PAYMENT

5.      WARRANTY

6.      LOGISTICAL SUPPORT

In accordance with the Meeting held in Porto Alegre on November 20th, 2002 between the representatives of GOL - TRANSPORTES AEREOS S.A. and representatives of VEM - ENGENHARIA E MANUTENCAO S.A., having for its basis the "Work Scope" received from GOL via e-mails on October 02nd, 2002, we submit in continuation the REV. A of our proposal POAPY-030/02, as well as the other conditions to perform in the facilities belonging to VEM during the year 2003, the "C" Check services in the aircraft with the prefixes PR-GOA, PR-GOB, PR-GOC, PR-GOD, PR-GOE and PR-GOL and the services of incorporation of AD' sand SB's in 09 additional aircrafts being, 02 B737-800 and in 07 B737-700 aircrafts.

1.   PRICE FOR THE SERVICES

     1.1    SERVICES AT A FIXED PRICE FOR THE LABOR:

     We submit in the ATTACHMENT I to this proposal herein the fixed prices for the performance of the services that we list and comment below:

       a) Performance of the Maintenance Work Cards;

       b) Incorporation of the AD Notes and Service Bulletins as listed under ATTACHMENT II;

       c) Removal and installation of components. Does not include the components in accordance with MPD 737NG - Appendix F. GOL shall inform which components must be replaced. The PSEU units P/N 285A1600-2/-3 shall be sent for their modification at the manufacturer in accordance with the CSB's 285A1600-32-01/-02. We are not quoting the modification of the LE Slat Actuators P/N 381800-1001/-1003.

       d) Weighing of the aircraft (included only for the aircraft which have the Maintenance Work Cards).

       e) General external painting fuselage and wings PR-GOL and PR-GOA (does not include the marking of the doors and the landing gear housing). The price includes the labor and all the consumable materials. GOL shall provide the paint for the painting including the primer and the templates with the logotype.

     1.2     ADDITIONAL SERVICES:

     For the services that we list below we cannot submit a proposal at a fixed price for the labor cots but we have estimated the amounts that are submitted in the ATTACHMENT I.

     The estimated amounts shall be charged based in the labor and in the materials effectively applied in the services in accordance with the prices defined under the ITEM 1.3 of this proposal.

       a) Inspection reports generated by the Routine items or by any AD Note or Inspection Service Bulletin;

       b) Recovery of Portions and Parts of the aircraft (landing gear doors, Nose Cowl, flight surfaces, radome, etc.);

       c) Incorporation of SB's, AD's and SL's that are recommended and not scheduled;

       d) Recovery of components;

       e) Elimination of pending items in the flight log book;

       f) Refurbishing of the interior of the passenger, service and command cockpit areas; and

       g) Preparation of engineering project

     NOTE: The services above shall be mentioned only by an express authorization from the Technical Representative of GOL who is then following up on the services.

     1.3    PRICE FOR THE LABOR AND MATERIALS:

     A - LABOR

     For the labor to be applied to the services listed under ITEM 1.2, VEM shall charge GOL the following prices for the man hour:

     - Normal man hour for hangar technicians....................    US$ *

     - Normal man hour for workshop technicians..................    US$ *

     - Normal man hour for Engineering...........................    US$ *

     NOTE: Extraordinary hours shall have an accretion of *% (*%) in relation to the normal hours and shall only be performed by express authorization from GOL.

     B - MATERIALS:

     The materials to be applied by VEM in the services of the aircraft, accessories and their portions / parts shall be charged based on the list / replenishment price paid by VEM accreted of a handling fee of nineteen percent (19%), in this amount shall be included the taxes, transportation and customs release.

     NOTE: GOL shall be responsible for the supply to VEM of the materials required for the performance of the Services. But, at the discretion of GOL, VEM may also supply the materials for the services.

     C - SUBCONTRACTING:

     For the performance of the services of Refurbishing of components, of which VEM is not yet qualified for the performance, VEM may, by request and with the express authorization from GOL, send the component for the service to be performed at a qualified workshop belonging to a third party. Over the amount for the contracted service paid by VEM, shall be accreted a handling fee of * percent (*%).

2.    DATE AND TERMS FOR THE PERFORMANCE OF THE SERVICES

     The services shall be performed in accordance with the dates foreseen and the terms stipulated under the ATTACHMENT I. The dates for the beginning of the services may be altered by common agreement between the parties.

3.   SITE FOR THE PERFORMANCE OF THE SERVICES

     The Services shall be performed at VEM'S facilities at "Aeroporto Salgado Filho" airport in the Porto Alegre - RS.

4.   PAYMENT CONDITIONS, MANNER, AND PLACE

     4.1.   PAYMENT CONDITIONS:

     The amount estimated for the payment of the services scheduled for the fifteen (15) aircrafts during the year 2003 is of * (US$ *, which are payable in * monthly installments of *) each one, with the maturity date on the 15th day of each month beginning in March, 2003. In case the amount estimated in the ATTACHMENT I for the services in each aircraft is not surpassed after the final calculation of the labor and materials to be invoiced, VEM shall issue a credit to the benefit of GOL. If the opposite happens, VEM shall issue an invoice for the difference in excess of each aircraft, the payment of which shall be effected by GOL thirty (30) days after the presentation of the invoice.

     4.2.   PAYMENT MANNER:

     The amounts shall be calculated in United States Dollars and translated into Brazilian Reais at the commercial exchange rate in force on the date of the issuance of the invoice. To the calculated amount shall be added the taxes and charges that eventually come to fall upon the invoiced services, as provided for under the legislation in force on the date of the issuance of the invoice.

     4.3.   PAYMENT PLACE:

     The payment shall be effected by means of a checking account deposit or bank transfer to the following account:

                  Bank: BRADESCO

                  Account Number: *

                  Checking Account: *

                  Branch: *

                  To the credit of: VEM-VARIG ENGENHARIA E MANUTENCAO S.A.

     4.4.   DELAYED PAYMENT:

     Any payment which is not performed as of the date stipulated above, shall suffer an accretion of indexation according to the variation of the Consumer's Price Index and a penalty for the amount equivalent to *% per month, or the highest amount that is permitted by the legislation, applying in this case whichever is smaller.

5.   WARRANTY

     VEM warrants the perfect performance of the services and the good workmanship of the labor employed and the materials purchased by it, undertaking to repair, in its own facilities, and without any charge to GOL, the defects resulting only from the labor employed in the service. The period of warranty is subject to the receipt, by VEM of a communication from GOL by any written form about the deficiency of the service, with the description of the failure occurred, within the term of one thousand five hundred (1,500) flight hours or six (6) months, whichever comes first, this term of warranty to be counted from the date of the receipt, by GOL, of each service performed, provided that such defect is acknowledged by VEM.

6.   LOGISTICAL SUPPORT

     During the period in which we will be performing the services in the aircraft VEM offers during the business days, for up to four (4) persons, the following logistical support for the representatives of GOL:

 a) terrestrial transportation between the hotel, the location of the services and back to the hotel;

 b) Lunch at the "A" Restaurant of the "Fundacao Rubem Berta" on business days;

 c) A room equipped with a micro computer, telephone, internet and fax for their use strictly for business purposes.

Looking forward to hearing from you, greetings.

                                              Porto Alegre, November 20th, 2002.

Very truly yours,

Signed: [illegible signature]

Leonildo S. Plettes

Sales Manager for Latin America

                                  ATTACHMENT I

 LABOR AND MATERIALS ESTIMATED PRICE FOR THE PERFORMANCE OF THE "C" CHECK'S AND
                  SB'S / AD'S IN THE AIRCRAFTS B737-700/-800 OF

                 GOL - LINHAS AEREAS S.A. DURING THE YEAR 2003


DESCRIPTION OF THE SERVICES                                       PREFIX OF THE AIRCRAFT
                                   ---------------------------------------------------------------------------------------------
                                      GOA         GOB         GOC          GOD        GOE        GOF        GOG        GOH
                                      ---         ---         ---          ---        ---        ---        ---        ---
1) Scheduled Maintenance               *           *           *            *          *          *          *          *
Work Cards
Air worthiness Directives              *           *           *            *          *          *          *          *
(AD's) and Service Bulletins
3) Components (only removal            *           *           *            *          *          *          *          *
and installation)
4) Weighing (included in the           *           *           *            *          *          *          *          *
Work Cards)
5) Painting see note 1                 *           *           *            *          *          *          *          *
FIXED PRICE LABOR TOTAL                *           *           *            *          *          *          *          *
ESTIMATED AMOUNTS
INSPECTION REPORTS                     *           *           *            *          *          *          *          *
REFURBISHING OF PARTS                  *           *           *            *          *          *          *          *
MATERIALS                              *           *           *            *          *          *          *          *
ESTIMATED PRICE TOTAL                  *           *           *            *          *          *          *          *

ESTIMATED US$ TOTAL PER                *           *           *            *          *          *          *          *
AIRCRAFT

   ESTIMATED TERM IN CALENDAR          *           *           *            *          *          *          *          *
                         DAYS
ESTIMATED DATE FOR THE                 *           *           *            *          *          *          *          *
BEGINNING OF THE SERVICES

DESCRIPTION OF THE SERVICES                                               PREFIX OF THE AIRCRAFT
                                  ----------------------------------------------------------------------------------------------
                                    GOI        GOJ        GOK         GOL          GOM       GON           GOO           TOTAL
                                    ---        ---        ---         ---          ---       ---           ---           -----
1) Scheduled Maintenance             *          *          *           *            *         *             *              *
Work Cards
Air worthiness Directives            *          *          *           *            *         *             *              *
(AD's) and Service Bulletins
3) Components (only removal          *          *          *           *            *         *             *              *
and installation)
4) Weighing (included in the         *          *          *           *            *         *             *              *
Work Cards)
5) Painting see note 1               *          *          *           *            *         *             *              *
FIXED PRICE LABOR TOTAL              *          *          *           *            *         *             *              *
ESTIMATED AMOUNTS
INSPECTION REPORTS                   *          *          *           *            *         *             *              *
REFURBISHING OF PARTS                *          *          *           *            *         *             *              *
MATERIALS                            *          *          *           *            *         *             *              *
ESTIMATED PRICE TOTAL                *          *          *           *            *         *             *              *

ESTIMATED US$ TOTAL PER              *          *          *           *            *         *             *              *
AIRCRAFT

   ESTIMATED TERM IN CALENDAR        *          *          *           *            *         *             *
                         DAYS
ESTIMATED DATE FOR THE               *          *          *           *            *         *             *
BEGINNING OF THE SERVICES

                                  ATTACHMENT II

      List of the A. D. Notes and SB's with a fixed price for the labor in accordance with the Work Scope received from GOL

AD'S AND SB'S NBR                  NOTE
-----------------                  ----

2001-13-23(SB ###-##-####)         Only inspection

2001-17-02


737-21A1139

737-25A1372

737-26A1083

737-26A1109

###-##-####

737-28A1142                        Requires special tool

###-##-####

###-##-####

737-30A1049

###-##-####

737-32A1343                        Send unit to RPO

###-##-####

737-35A1058

###-##-####

737-55A1066                        See the note

###-##-####

737-55A1080

737-55A1082                        See the note

737-55A1074

NOTE:                              For SB 737-55A1066 and 55A1082 we have quoted only the labor for the Removal, Installation and
                                   Adjustment of the Elevators.

                                   The Elevators shall be sent abroad for their modification.

                                 ATTACHMENT III

                            TIMETABLE OF THE AIRCRAFT

AIRCRAFT: ______________________ REGISTRATION:____________________

DATE FORESEEN FOR THE ARRIVAL: ___________________________________

The Service is scheduled to begin on ______________, 20__, and the Aircraft must be at VEM'S facilities, located at ___________________ in the City of __________
 - Brazil, on the following date: ______________, 20__.

For the performance of the services of "___" Check in the Aircraft______________ we estimate the term of _____ (______) calendar days.

PRICE AND CONDITIONS OF THE PAYMENT (IN CASE IT IS AGREED TO DIFFERENTLY FROM CLAUSE 9.2):

IN AGREEMENT:

GOL TRANSPORTES AEREOS S/A                    VEM - VARIG ENG. & MANUTENCAO S/A

___________________________________           __________________________________

                                  ATTACHMENT IV

                        RECEIPT FOR THE DELIVERY / RETURN

DATE ___________________________________

TIME: __________________________________

LOCATION: ______________________________

WE HAVE RECEIVED FROM GOL / VEM, IN ACCORDANCE WITH THE AGREEMENT FOR SERVICES OF MAINTENANCE AND MODIFICATION OF AIRCRAFT DATED ______________, 20_, BETWEEN VEM- VARIG ENGENHARIA E MANUTENCAO S.A., AND GOL TRANSPORTES AEREOS S/A, THE FOLLOWING AIRCRAFT:

TYPE:___________________________________

REGISTRATION NUMBER: ___________________

TOTAL FUEL IN THE AIRCRAFT: _____ LBS __

DELIVERED BY: __________________________

POSITION:_______________________________

RECEIVED BY:____________________________

 POSITION:______________________________

                                  ATTACHMENT V

              INVENTORY LIST OF THE EQUIPMENT THAT IS NOT INSTALLED

GOL and VEM hereby acknowledge the receipt of the following manuals, certificates, and items of equipment which are not installed on board the Aircraft marked with the Manufacturer's Serial Number:_________ and Registration
Number: ____, and delivered to VEM by GOL on the following date: __________, 200_, At __________.

         ITEM                   QUANTITY            INITIALS / INSPECTION MARK

                                                           (VEM / GOL)
A. MANUALS

1.    _____________          _______________              _________ / _____

2.    _____________          _______________              _________ / _____

3.    _____________          _______________              _________ / _____

4.    _____________          _______________              _________ / _____

5.    _____________          _______________              _________ / _____

6.    _____________          _______________              _________ / _____

7.    _____________          _______________              _________ / _____

8.    _____________          _______________              _________ / _____

B. CERTIFICATES

1.    _____________          _______________              _________ / _____

2.    _____________          _______________              _________ / _____

3.    _____________          _______________              _________ / _____

4.    _____________          _______________              _________ / _____

5.    _____________          _______________              _________ / _____

6.    _____________          _______________              _________ / _____

7.    _____________          _______________              _________ / _____

8.    _____________          _______________              _________ / _____



C. EQUIPMENT THAT IS NOT INSTALLED

1.    _____________          _______________              _________ / _____

2.    _____________          _______________              _________ / _____

3.    _____________          _______________              _________ / _____

4.    _____________          _______________              _________ / _____

5.    _____________          _______________              _________ / _____

6.    _____________          _______________              _________ / _____

7.    _____________          _______________              _________ / _____

8.    _____________          _______________              _________ / _____

D. SPARE PARTS

PART N(degree)   DESCRIPTION        MANUFACTURER        QUANTITY           INITIALS (MAINTENANCE
                                                                           DIVISION / GOL)

1.               _______________    _______________     _______________    ________ / _____

2.               _______________    _______________     _______________    ________ / _____

3.               _______________    _______________     _______________    ________ / _____

4.               _______________    _______________     _______________    ________ / _____

5.               _______________    _______________     _______________    ________ / _____

6.               _______________    _______________     _______________    ________ / _____

7.               _______________    _______________     _______________    ________ / _____

8.               _______________    _______________     _______________    ________ / _____

9.               _______________    _______________     _______________    ________ / _____

10.              _______________    _______________     _______________    ________ / _____



TECHNICAL REPRESENTATIVE APPOINTED BY GOL

BY: ______________________________________________

POSITION: ________________________________________



AUTHORIZED REPRESENTATIVE OF VEM

BY: ______________________________________________

POSITION: ________________________________________

                                  ATTACHMENT VI

AUTHORIZATION FOR ADDITIONAL SERVICES AND / OR ALTERATIONS OF SERVICES

REGISTRATION NUMBER OF THE AIRCRAFT: ___________________________________

SERIAL NUMBER OF THE AIRCRAFT:__________________________________________

DATE: __________________________________________________________________

     -     ADD: ________________________________________________________

     -     EXCLUDE: ____________________________________________________

     -     MODIFY: _____________________________________________________



NEW DATE FOR THE SCHEDULED RETURN (IF SUCH IS THE CASE): _______________



APPROVED AND AUTHORIZED BY:



_________________________________________

Technical Representative Appointed by GOL



APPROVED AND ACCEPTED BY:



_________________________________________

Authorized Representative of VEM